UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-A

FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES

PURSUANT TO SECTION 12(B) OR 12(G) OF THE

SECURITIES EXCHANGE ACT OF 1934

SPIN AI, INC.	CIK: 0002139511
(Exact name of registrant as specified in its charter)

State or other jurisdiction of incorporation or organization:	I.R.S. Employer Identification No.:
Wyoming	32-0849942

Address of Principal Executive Offices 15 Mulberry Walk, London SW3 6DZ, UK

Securities to be registered pursuant to Section 12(b) of the Act: None.

Securities to be registered pursuant to Section 12(g) of the Act:

Title of each class to be so registered	Name of each exchange on which each class is to be registered
Common Stock, $0.0001 par value per share	None (OTCQB / Over-the-Counter)

ITEM 1. DESCRIPTION OF REGISTRANT’S SECURITIES TO BE REGISTERED.

The description of the Common Stock, par value $0.0001 per share, of Spin AI Inc. (the “Registrant”) contained under the caption “Description of Securities” in the Registrant’s Registration Statement on Form S-1 (File No. 333-280407), originally filed with the Securities and Exchange Commission on June 23, 2026, as subsequently amended, is incorporated herein by reference.

ITEM 2. EXHIBITS.

Pursuant to the Instructions as to Exhibits for Form 8-A, no exhibits are required to be filed because no other class of securities of the Registrant is registered on a national securities exchange, and the securities registered hereby are not being registered pursuant to Section 12(b) of the Securities Exchange Act of 1934.

SIGNATURE

Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

SPIN AI INC.

Date: October 13, 2026	By:	/s/ Katizie Bakht Murad
Katizie Bakht Murad
Title: Chief Executive Officer

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